                                                                   Exhibit 10(a)

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This First Amendment to Loan and Security Agreement (the "FIRST AMENDMENT") is made as of this 7th day of October, 2003 by and among

                  National City Commercial Finance, Inc., an Ohio corporation with offices at 1965 E. Sixth Street, Cleveland, Ohio 44114, as administrative agent (in such capacity, herein the "ADMINISTRATIVE AGENT"), for the ratable benefit of the "REVOLVING CREDIT LENDERS", who are, at present, those financial institutions identified on the signature pages of this First Amendment and who in the future are those Persons (if any) who become "Revolving Credit Lenders" in accordance with the provisions of the Loan Agreement (as defined below);

                  National City Commercial Finance, Inc., and Fleet Retail Finance Inc., a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as collateral agents (collectively, in such capacity, herein the "COLLATERAL AGENTS"), for the ratable benefit of the Revolving Credit Lenders,

                  and

                  National City Bank, as L/C Issuer (the "ISSUER");

                  and

                  The Revolving Credit Lenders;

                  and

                  Value City Department Stores, Inc. (in such capacity, the "LEAD BORROWER"), an Ohio corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224-3751, as agent for the following (individually, a "BORROWER" and collectively, the "BORROWERS"):

                  Said Value City Department Stores, Inc. ("Value City"); and

                  Shonac Corporation ("SHONAC"), an Ohio corporation with its principal executive offices at 4150 East Fifth Avenue, Columbus, Ohio 43219;

                  DSW Shoe Warehouse, Inc. ("DSW"), a Missouri corporation with its principal executive offices at 4150 East Fifth Avenue, Columbus, Ohio 43219; and

                  Gramex Retail Stores, Inc. ("GRAMEX"), a Delaware corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224; and

                  Filene's Basement, Inc. ("FILENE'S"), a Delaware corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224-3751; and

                  Value City Limited Partnership ("VCLP"), an Ohio limited partnership with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224-3751; and

                  Value City of Michigan, Inc. ("VC MICHIGAN"), a Michigan corporation with its principal executive offices at 36901 Warren Road, Westland, Michigan 48185;

                  GB Retailers, Inc. ("GBR"), a Delaware corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224; and

                  Retail Ventures Jewelry, Inc. ("JEWELRY"), an Ohio corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224;

in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                              W I T N E S S E T H:

         A. Reference is hereby made to that certain Loan and Security Agreement dated as of June 11, 2002 (as such may be amended, modified, supplemented or restated hereafter, the "LOAN AGREEMENT") among (i) the Lead Borrower, (ii) the Borrowers (other than Jewelry), (iii) the Revolving Credit Lenders, (iv) National City Commercial Finance, Inc., as Administrative Agent for the Revolving Credit Lenders and as SwingLine Lender, (v) National City Commercial Finance, Inc. and Fleet Retail Finance Inc., as Collateral Agents for the Revolving Credit Lenders, and (vi) National City Bank, as Issuer;

         B. The Borrowers have advised the Administrative Agent that a corporate reorganization (the "REORGANIZATION"), as more particularly described on EXHIBIT 4.20 hereto, has been approved by the shareholders and directors of the Lead Borrower and has been implemented subject to the consent of the Revolving Credit Lenders.

         C. The Borrowers have requested that the Revolving Credit Lenders consent to the Reorganization and modify and amend certain provisions of the Loan Agreement, as provided herein.

         Accordingly, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         2.       Amendments to Article 1 of Loan Agreement. The provisions of
                  Article 1 of the Loan Agreement are hereby revised as follows:

                  a. The definition of "CCM Term Loan Facilities" is hereby deleted in its entirety and the following substituted in its stead:

                           "CCM Term Loan Facilities": The term loan facilities entered into amongst the Borrowers and CCM, as agent, pursuant to a Financing Agreement dated June 11, 2002, in the aggregate principal amount of $100,000,000.00, as amended on October 7, 2003.

                  b. The definition of "Change in Control" is hereby revised:

                           i. by the deletion of the words "Lead Borrower" in clauses (a) and (c) and its replacement with the word "Parent."

                           ii. By the addition of the words "(other than by (x) a Person Controlled by Schottenstein Stores Corporation, or (y) one or more Family Trusts)" after the word "Person" in the second line of clause (a).

                           iii. by the deletion of clause (b) in its entirety and the substitution of the following in its stead:

                                    (b) Other than as a result of the exercise by CCM of board representation rights under the Senior Convertible Facility, more than thirty percent (30%) of the Persons who were directors of the Parent on the first day of any period consisting of twelve (12) consecutive calendar months (the first of which twelve (12) month periods commencing with the first day of August, 2003), cease to be directors of the Parent for any reason, other than death, disability, or replacement (in the ordinary course of business and not as a result of any change in the equity ownership of the Parent) by other Persons nominated by the nominating committee of the board of directors of the Parent.

                           iv. by the deletion of clause (d) in its entirety and the substitution of the following in its stead:

                                    (d) The failure of Schottenstein Stores
                                    Corporation or one or more Family Trusts to possess, directly or indirectly, the power to cause the direction of the management and policies of the Parent and the Borrowers.

                  c. The definition of "Consolidated" is hereby amended by deleting the words "the Borrowers and any Subsidiaries" at the end thereof and substituting the words "the Parent and its Subsidiaries" in their stead.

                  d. The definition of "Facility Guarantors" is hereby deleted in its entirety and the following substituted in its stead:

                           "Facility Guarantors": The Parent, each Borrower, and all other Subsidiaries of the Parent now existing or hereafter created, other than Unrestricted Subsidiaries.

                  e. The definition of "Indebtedness" is hereby revised by the deletion of "Borrowers" in the third line before the words "as liabilities" and its replacement with "Parent."

                  f. The definition of "Material Accounting Change" is hereby revised by the deletion of the reference (i) to "Borrowers'" in the second and fourth lines thereof and its replacement with "Parent's", and (ii) to "Borrowers" in the sixth line thereof and its replacement with "Parent and its Subsidiaries."

                  g. The definition of "Permitted Acquisition" is hereby amended as follows:

                           i. by deleting the words "the Borrowers" in clause (i) of the definition and substituting the words "the Parent and its Subsidiaries" in its stead.

                           ii. by adding the words "the Parent and/or" immediately before the words "the Borrowers" in the fourth line of clause (ii)(c) of such definition.

                           iii.     by adding the words "the Parent or"
                                    immediately before the words "a Borrower" in the third line of clause (ii)(d) of such definition.

                           iv. by deleting the words "the Borrower" and adding the words "the Parent or a Borrower" in the second line of clause (ii)(g) of such definition.

                           v. by deleting "$15,000,000" and substituting "$20,000,000" at the end of clause (ii)(h) of such definition.

                  h. The definition of "Permitted Disposition" is hereby amended by deleting the words "a Borrower" in clause
                           (e) thereof and substituting the words "the Parent" in their stead.

                  i. The definition of "Permitted Indebtedness" is hereby amended as follows:

                           i. by adding the following at the end of the proviso to clause (c) of such definition (immediately before the semicolon):

                                    for all Loan Parties and, with respect to the Parent only, shall not exceed $5,000,000 in the aggregate outstanding at any time.

                           ii. by adding the following at the end of the proviso to clause (d) of such definition (immediately before the period):

                                    for all Loan Parties and, with respect to the Parent only, shall not exceed $5,000,000 in the aggregate principal amount outstanding at any time.

                           iii. by the deletion of clause (i) and its replacement with the following:

                                    "(i) Intercompany indebtedness between and among the Loan Parties (other than the Parent) pursuant to loans and advances permitted in accordance with Subsection 4.21(f), below, and intercompany Indebtedness due to the Parent by any other Loan Party to the extent permitted hereunder."

                           iv.      by the addition of the following clause (n):

                                    "(n) Indebtedness owed by the Parent to any of the other Loan Parties in an amount not to exceed $5,000,000 (less amounts paid under Section 4.20(a) hereof) in the aggregate at any time outstanding"

                  j. The definition of "Permitted Investments" is hereby amended

                           i. by adding the words "the Parent or" before the words "a Borrower" in the fifth and sixth lines of clause (m) of such definition, and

                           ii. By adding the following at the end of such definition:

                                    provided that, except for Excluded Property and loans to officers and directors, all such Permitted Investments are subject to a perfected Encumbrance in favor of the Collateral Agents.

                  k. The definition of "Senior Convertible Facility" is hereby deleted in its entirety and the following substituted in its stead:

                           "Senior Convertible Facility": The credit facility set forth in the Senior Subordinated Convertible Loan Agreement dated as of March 15, 2000, amended from time to time prior to the Closing Date and as amended and restated June 11, 2002, in the present principal amount of $75,000,000.00, and as further amended on October 7, 2003.

                  l. The definition of "Specified Event of Default" is hereby amended by the deletion of Subsection (d) and its replacement with the following:

                           "(d) Section 10.5 (with respect to a breach of Sections 4.6, 4.29, and 4.32 only)."

                  m. The definition of "Term Loan Senior Collateral" is hereby amended by replacing the word "Borrowers" with "Loan Parties".

                  n. The definition of "VCM" is hereby deleted in its entirety.

                  o. The definition of Value City Entities is hereby amended by deleting the word "VCM" and substituting the word "Jewelry" in its stead.

                  p. The following definitions are hereby added to Article 1 in appropriate alphabetical order:

                           "FAMILY TRUST": One or more trusts established for the benefit of any of Jay L. Schottenstein, Susan S. Diamond, Ann S. Deshe, Lori Schottenstein, Geraldine Schottenstein, any of their respective spouses, children or lineal descendants, or any Person Controlled by any such trust or trusts.

                           "JEWELRY": Retail Ventures Jewelry, Inc., an Ohio corporation.

                           "PARENT": Retail Ventures, Inc., an Ohio corporation.

                           "REORGANIZATION": The corporate reorganization of the Borrowers and their Affiliates, as more particularly described on EXHIBIT 4.20 hereto,

         3.       Amendment to Article 2 of Loan Agreement. The provisions of
                  Article 2 of the Loan Agreement are hereby amended by adding the following new sentence at the end of Sections 2.4, 2.5(d), and 2.18(a):

                           Notwithstanding anything to the contrary contained in this Agreement, L/C's and Bankers Acceptances issued for the account of the Parent shall be limited to those L/Cs required to support the workman's compensation obligations of the Parent and its Subsidiaries and for no other purpose.

         4.       Amendments to Article 4 of Loan Agreement. The provisions of
                  Article 4 of the Loan Agreement are hereby amended as follows:

                  a. Section 4.9 of the Loan Agreement is hereby amended by adding the following after the third sentence thereof:

                           Without limiting the foregoing, no default or violation shall arise under any such license or agreement solely as a result of the assignment and transfer of such license or agreement in connection with the Reorganization.

                  b. Section 4.10 of the Loan Agreement is hereby amended by adding the following after the fourth sentence thereof:

                           Without limiting the foregoing, no default or violation shall arise under any Lease solely as a result of the assignment and transfer of such Lease in connection with the Reorganization.

                  c. Section 4.13(d) of the Loan Agreement is hereby amended by adding a new clause (vi) as follows:

                           (vi) Transfers of assets and subleases of real estate among the Loan Parties reasonably necessary to consummate the Reorganization.

                  d. Section 4.20(a) of the Loan Agreement is hereby amended by adding the following at the end thereof:

                           Notwithstanding anything to the contrary contained herein, dividends (other than dividends payable solely in the capital stock of another Loan Party and dividends contemplated by the Reorganization) shall only be payable to the Parent by any other Loan Party to the extent not otherwise in violation of the Loan Documents and in any event in an amount not to exceed $5,000,000 (less loans and advances to the Parent made under clause (n) of the definition of Permitted Indebtedness) in the aggregate after the date hereof.

                  e. Section 4.20(d) of the Loan Agreement is hereby amended by adding the following at the end thereof:

                           (iv) The transactions contemplated by the Reorganization.

                           Notwithstanding the foregoing, the Parent may not merge or consolidate or be merged or consolidated with or into any other Person without the prior written consent of the Administrative Agent.

                           f. Section 4.20(h) of the Loan Agreement is hereby amended by adding the words ", the Reorganization" after the words "a Permitted Acquisition."

                           g. Section 4.21(f) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                           (f) Intercompany loans and advances (i) existing on the date hereof and described on EXHIBIT 4.21(F) hereof, (ii) hereafter made amongst any Loan Parties within the same Division, (iii) hereafter made by any Borrower to any other Borrower, (iv) hereafter made by any Loan Party to any of its wholly owned Subsidiaries which are also Loan Parties; and (v) hereafter made to the Parent by any other Loan Party to the extent any of the same constitutes Permitted Indebtedness under clause (n) of the definition of Permitted Indebtedness or to any Loan Party by the Parent, provided that (x) such Intercompany Loans shall be evidenced by such documentation as the Collateral Agents may require, and (y) after the occurrence of a Cash Control Event, no such intercompany loans may be made under clause (iii) hereof unless there is no VC Availability, DSW Availability, or Filene's Availability, as applicable, immediately prior to the making of such loan to the Division to whom such loan is being made.

                           h. Section 4.29 of the Loan Agreement is hereby amended by replacing the word "Borrowers" with "Loan Parties" in Subsection 4.29(a)(ii)(B)(II) and Subsection 4.29(b).

                           i. Article 4 of the Loan Agreement is hereby amended by the addition of the following
                                    Section 4.32 at the end thereof:

                                    4.32     PARENT'S LINE OF BUSINESS. The
                                             Parent shall not engage in any
                                             business, and shall not own any
                                             property or assets, other than
                                             acquiring and owning (a) the
                                             capital stock of any other Loan
                                             Party or the Unrestricted
                                             Subsidiaries, and (b) any
                                             investments permitted to be made by
                                             the Parent hereunder, and (c)
                                             otherwise incidental to the
                                             operation of the business of a
                                             holding company.

         5.       Amendments to Article 6 of Loan Agreement. The provisions of
                  Section 6.1(a)(v) are hereby deleted in their entirety and the following substituted in their stead:

                  (v)  Sales other than in connection with Permitted
                       Dispositions.

         6.       Amendments to Article 10 of Loan Agreement. The provisions of
                  Section 10.3 of the Loan Agreement are hereby amended by adding "Section 4.32: Parent's Line of Business" thereto.

         7. Amendments to Exhibits to Loan Agreement. The Exhibits to the Loan Agreement are revised as follows:

                  a. Exhibit 1.2 [Facility Guarantors] is hereby deleted in its entirety.

                  b. Exhibit 1.5 [Unrestricted Subsidiaries] is hereby amended and restated in its entirety in the form of
                           Exhibit 1.5 attached hereto and incorporated by reference herein.

                  c. Exhibit 4.2 [Corporate Information] is hereby amended and restated in its entirety in the form of Exhibit
                           4.2 attached hereto and incorporated by reference herein.

                  d. Exhibit 4.3 [Trade Names] is hereby amended and restated in its entirety in the form of Exhibit 4.3 attached hereto and incorporated by reference herein.

         8. Representations and Warranties. The Loan Parties hereby restate all representations, warranties, and covenants set forth in the Loan Agreement as of the date hereof. To the extent that any changes in any representations, warranties, and covenants require any amendments to the Exhibits to the Loan Agreement, such Exhibits are amended and restated, as evidenced by any replacement Exhibits annexed to this First Amendment.

         9. Conditions Precedent to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

                  a. This First Amendment shall have been duly executed and delivered by the Majority Lenders and the other parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent and the Majority Lenders.

                  b. All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this First Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

                  c. The Parent and each other Loan Party (to the extent requested by the Administrative Agent) shall each have delivered the following to the Administrative Agent, in form and substance satisfactory to the Administrative Agent:

                           i. Certificate of Good Standing issued by the Secretary of the State of its incorporation or organization.

                           ii. Certificate of the Parent's and such Loan Party's Secretary of the due adoption, continued effectiveness, and setting forth the text of each corporate resolution adopted in connection with the loan arrangement, as modified by the First Amendment and the Reorganization and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents.

                           iii. Execution and delivery by each Loan Party, other than the Parent (to the extent requested by the Administrative Agent) of the following Loan Documents:

                                    (1)      Such Intercompany Notes as the
                                             Administrative Agent may reasonably
                                             require;
                                    (2)      Joinder to Indemnity, Subrogation
                                             and Contribution Agreement;
                                    (3)      First Amendment to Stock Pledge
                                             Agreement;
                                    (4)      Joinder to Trademark Security
                                             Agreement
                                    (5)      Joinder to Copyright Security
                                             Agreement
                                    (6)      Joinder to Patent Security
                                             Agreement
                                    (7)      Such Collection Account Agreements,
                                             Credit Card Agreements, and DDA
                                             Notifications as the Collateral
                                             Agents may reasonably require.
                                    (8)      UCC financing statements.
                                    (9)      Joinder to Intercreditor Agreement.
                                    (10)     Joinder to Fee Letter.
                                    (11)     Such other documents and agreements
                                             as the Agents may reasonably
                                             require.

                           iv. Execution and delivery by the Parent of the following Loan Documents:

                                    (1)      Joinder to Facility Guaranty
                                    (2)      Stock Pledge Agreement
                                    (3)      Joinder to Facility Guarantors
                                             Security Agreement

                           v. Execution and delivery by the Borrowers of the following Loan Documents:

                                    (1)      Amended and Restated Swingline
                                             Note.
                                    (2)      Amended and Restated Revolving
                                             Credit Notes.

                           vi. Opinion of counsel to the Parent and the other Loan Parties.

                  a. Execution and delivery of all documents, instruments and agreements in connection with the Term Loans, including, without limitation, an Amendment to Intercreditor Agreement, as may be deemed necessary by the Administrative Agent in connection with the matters contemplated by this First Amendment.

                  b. The Reorganization shall be finalized to the satisfaction of the Administrative Agent.

                  c. All fees due under the Loan Agreement, including, without limitation, those due under a certain Amendment Fee Letter of even date herewith, and all costs and expenses incurred by the Agent and the Co-Lead Arrangers in connection with the preparation and negotiation of this First Amendment and related documents (including the fees and expenses of counsel to the Agent and the Co-Lead Arrangers) shall have been paid in full.

                  d. No Default or Event of Default shall be then occurring.

                  e. The Loan Parties shall have executed and delivered to the Administrative Agent such other documents, instruments, and agreements as may be required by the Administrative Agent.

         10. Consent to Reorganization. Upon satisfaction of all conditions precedent to the effectiveness of this First Amendment, consent to the Reorganization shall be deemed to have been given by the Revolving Credit Lenders.

         11.      Miscellaneous.

                  a. This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. a.

                  b. This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                  c. Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

                  d. The Loan Parties shall pay on demand all costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this First Amendment.


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the day and year first above written.

PARENT:                              RETAIL VENTURES, INC.


                                     By:  /s/ James A. McGrady
                                        ------------------------------------
                                     Name: James A. McGrady
                                     Title: Chief Financial Officer


BORROWERS:                           VALUE CITY DEPARTMENT STORES, INC.


                                     By: :  /s/ James A. McGrady
                                          ----------------------------------
                                     Name: James A. McGrady
                                     Title: Chief Financial Officer

                                     SHONAC CORPORATION


                                     By:  /s/ James A. McGrady
                                        ------------------------------------
                                     Name: James A. McGrady
                                     Title: Chief Financial Officer


                                     DSW SHOE WAREHOUSE, INC.


                                     By:  /s/ James A. McGrady
                                        ------------------------------------
                                     Name: James A. McGrady
                                     Title: Chief Financial Officer


                                     GRAMEX RETAIL STORES, INC.


                                     By:  /s/ James A. McGrady
                                        ------------------------------------
                                     Name: James A. McGrady
                                     Title: Chief Financial Officer

                                     FILENE'S BASEMENT, INC.


                                     By:  /s/ James A. McGrady
                                        ------------------------------------
                                     Name: James A. McGrady
                                     Title: Chief Financial Officer


                                     VALUE CITY LIMITED PARTNERSHIP

                                     By: Westerville Road GP, Inc., its Gene


                                     By:  /s/ James A. McGrady
                                        ------------------------------------
                                     Name: James A. McGrady
                                     Title: Chief Financial Officer


                                     VALUE CITY OF MICHIGAN, INC.


                                     By:  /s/ James A. McGrady
                                        ------------------------------------
                                     Name: James A. McGrady
                                     Title: Chief Financial Officer


                                     GB RETAILERS, INC.


                                     By:  /s/ James A. McGrady
                                        ------------------------------------
                                     Name: James A. McGrady
                                     Title: Chief Financial Officer


                                     RETAIL VENTURES JEWELRY,  INC.


                                     By:  /s/ James A. McGrady
                                        ------------------------------------
                                     Name: James A. McGrady
                                     Title: Chief Financial Officer

                             NATIONAL CITY COMMERCIAL FINANCE,
                             INC.  (ADMINISTRATIVE AGENT, COLLATERAL
                             AGENT AND REVOLVING CREDIT LENDER)

                             By: /s/ James Ritchie
                                ---------------------------------
                             Name:   James Ritchie
                             Title:  Vice President


                             NATIONAL CITY BANK
                             (ISSUER)

                             By: /s/ James Ritchie
                                ----------------------------------
                             Name:   James Ritchie
                             Title:  Vice President


                             FLEET RETAIL FINANCE INC.
                             (COLLATERAL AGENT AND REVOLVING CREDIT
                             LENDER)

                             By: /s/ James R. Dore
                                ----------------------------------
                             Name:   James R. Dore
                             Title:  Managing Director


                             WELLS FARGO RETAIL FINANCE LLC

                             By: /s/ Francis D. O'Connor
                                ----------------------------------
                             Name:   Francis D. O'Connor
                             Title:  Senior Vice President

                             THE CIT GROUP/BUSINESS CREDIT, INC.

                             By: /s/ Mike Richman
                                ----------------------------------
                             Name:   Mike Richman
                             Title:  Vice President

                             AMSOUTH BANK

                             By: /s/ Kathleen F. D'Angelo
                                --------------------------------
                             Name:   Kathleen F. D'Angelo
                             Title:  Attorney-In-Fact

                             GENERAL ELECTRIC CAPITAL CORPORATION

                             By: /s/ Stephen M. Metivier
                                --------------------------------
                             Name:   Stephen M. Metivier
                             Title:  Duly Authorized Signatory

                             HSBC BUSINESS CREDIT (USA), INC.

                             By: /s/ Jimmy Schwartz
                                --------------------------------
                             Name:   Jimmy Schwartz
                             Title:  Vice President

                             WHITEHALL BUSINESS CREDIT CORPORATION

                             By: /s/ Brian Kennedy
                                --------------------------------
                             Name:   Brian Kennedy
                             Title:  Vice President

                             LASALLE BANK NATIONAL ASSOCIATION

                             By: /s/ Sara A. Huizinga
                                --------------------------------
                             Name:   Sara A. Huizinga
                             Title:  Commercial Banking Officer

                             PNC BANK, National Association

                             By: /s/ Richard F. Muse, Jr.
                                ---------------------------------
                             Name:   Richard F. Muse, Jr.
                             Title:  Vice President

                             THE PROVIDENT BANK

                             By: /s/ Marshall Stuart
                                ---------------------------------
                             Name:   Marshall Stuart
                             Title:  Vice President

                             SIEMENS FINANCIAL SERVICES, INC.

                             By: /s/ Michael Coiley
                                ---------------------------------
                             Name:   Michael Coiley
                             Title:  Senior Vice President